EXHIBIT 10.42

                                    ADDENDUM
                            PRODUCT SERVICE AGREEMENT

THIS PRODUCT SERVICE AGREEMENT ("Service Agreement") is effective as of February 21, 2006 ("Effective Date"), by and between SLS INTERNATIONAL, INC. ("Vendor") and BEST BUY STORES, L.P. ("Best Buy"). This Service Agreement is attached to and incorporated in the Vendor Agreement between BEST BUY PURCHASING, LLC and Vendor, dated February 21, 2006 ("Vendor Agreement").

1.       RETENTION OF BEST BUY.

a. Warranty and Non-Warranty Services. Vendor appoints Best Buy as a manufacturer/factory authorized servicer ("Authorized Servicer") to service and/or otherwise facilitate the repair of Products (as defined in the Vendor Agreement). Best Buy will perform the services in accordance with one or more of the following service models selected by the parties ("Services"). Best Buy and Vendor agree to the service model(s) summarized and selected below. Best Buy and Vendor further agree to comply with the appropriate signed Attachment(s), incorporated in to this Service Agreement.

         [ ]      BREAK/FIX MODEL - ATTACHMENT A.
                  In summary: Best Buy receives the Product from the customer, Best Buy or its agent repairs the Product, and the customer receives the repaired Product. If the Product is under warranty, Best Buy submits a warranty claim to Vendor for Best Buy's labor and for any parts purchased by Best Buy. If the Product is not under warranty, then the customer pays Best Buy for Best Buy's labor and for parts used to repair the Product. If Best Buy and Vendor select this service model, then the fully signed Attachment A is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

         [ ]      DEDUCT FROM INVOICE ("DFI") - ATTACHMENT B.
                  In summary: Based upon estimations of service needs, Vendor grants Best Buy a discount from the sale price of each unit of Product purchased by Best Buy as compensation for Best Buy's future performance of warranty services. When a customer requires warranty services under this model, Best Buy performs part or all of the services at its own cost, as long as the defects are not due to a catastrophic error (defined below). If Best Buy and Vendor select this service model, then the fully signed Attachment B is attached to and incorporated in this Service Agreement to set forth each party's respective rights and obligations.

         [ ]      REPLACEMENT IN FIELD - ATTACHMENT C.
                  In summary: Best Buy or its agent determines that the Product is defective, the customer is given a merchandise voucher in an amount corresponding to the cost of the Product, and the customer's defective Product is disposed of by Best Buy. Vendor reimburses Best Buy for the voucher. If Best Buy and Vendor select this service model, then the fully signed Attachment C is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

         X        OUT TO VENDOR - ATTACHMENT D.
                  In summary: Vendor repairs the Products. Best Buy submits a warranty claim to Vendor for any associated labor, handling, and shipping fees. If Best Buy and Vendor select this service model, then the fully signed Attachment D is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

         [ ]      RETAIL EXCHANGE - ATTACHMENT E.
                  In summary: A customer brings the in-warranty Product to Best Buy, the customer is given an in-store credit, and the customer's defective Product is sent to Vendor. Best Buy submits a warranty claim to Vendor for the in-store credit, associated labor/handling fees, and shipping costs. If Best Buy and Vendor select this service model, then the fully signed Attachment E is attached to and incorporated in this Service Agreement to set forth each party's respective rights and obligations.

By INITIALING the boxes below, the appropriate service representatives of Best Buy and Vendor agree to the service model(s) selected above. The parties further agree to comply with the terms of this Service Agreement and the appropriate Attachment(s).

                                             --------------- -----------
                                             Best Buy        Vendor
                                             --------------- -----------

                                             --------------- -----------

b. Service Locations. The appointment of Best Buy as an Authorized Servicer include all present and future Best Buy locations which Best Buy designates to perform the servicing and repair ("Service Locations").

d. Non-Exclusivity. The appointment of Best Buy as an Authorized Servicer is on a non-exclusive basis. Vendor may perform Services in its own facilities and may appoint other parties to perform Services.

e. No Minimum Guarantees. Vendor and Best Buy understand that Vendor does not guarantee any minimum number of repair or service jobs nor does it guarantee any minimum amount of revenue to Best Buy, except as may be otherwise set forth in this Service Agreement.

2.       COMPENSATION.

Vendor will compensate Best Buy for its performance of Services in accordance with the appropriate Attachment(s). If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

3.       TERM; TERMINATION.

a. Term. This Service Agreement commences on the Effective Date and remains in effect for as long as the Vendor Agreement between the parties remains in effect, as amended or modified, subject to the following provisions.

Best Buy Product Service Agreement Master'6                              Page 1
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If the Vendor Agreement terminates or expires or if the Service Agreement terminates or expires, this Service Agreement will continue in full force and effect for the amount of time necessary for Best Buy to sell all of the Products in Best Buy's possession or sold to Best Buy, plus the applicable time period of the warranty for each such Product, plus the time period specified or allowed under this Service Agreement and Attachment(s) for Best Buy to prepare, submit, and be paid for all Services performed.

b. Termination for Cause Following Failure to Cure. Either party may, at any time, terminate this Service Agreement if the other party breaches any of the terms of this Service Agreement and then fails to cure within 30 days of its receipt of written notice of such breach.

c. Immediate Termination for Cause. Either party may terminate this Service Agreement if: (1) the other party breaches Sections 6 or 11 of this Service Agreement; (2) the other party becomes insolvent, or is adjudged a bankrupt or makes an assignment for the benefit of creditors; (3) a receiver of any property for the other party is appointed in any action, suit or proceeding by or against that party and is not removed within ninety days after appointment; or (4) the other party has, within any 12 month period, received notice of breach in accordance with Section 3(b), cured said breach, and again breached said particular term of the Service Agreement. Termination under this Section 3(c) is effective upon the breaching party's receipt of written notice from the other party.

d. Termination without Cause. Notwithstanding any provisions of this Service Agreement to the contrary, Best Buy may terminate this Service Agreement upon fifteen days prior written notice to Vendor.

e. Survival. The provisions of Sections 5, 6, 9, 11, 12, and 13 will survive any termination or expiration of this Service Agreement.

4.       OBLIGATIONS.

A.       VENDOR OBLIGATIONS.

(1) Insurance. Vendor will maintain fire, theft, and comprehensive liability insurance protection sufficient to cover customers' and Best Buy's property in Vendor's custody.

(2) Qualified Staff and Training Programs. Vendor will maintain a qualified staff of service and training personnel having technical familiarity with the Products. Such staff must also be trained and qualified under all applicable safety laws, regulations, and practices. Vendor's service and training personnel will provide training programs, which will be offered to Best Buy from time to time.

(3) Manuals; Fixes; Technical Assistance. As applicable and without charge to Best Buy, Vendor will promptly supply the following to each Best Buy Service Location: (a) three hard copies of the service manual ("Manual") for each Product or full access to the Manual via an internet site; (b) all training materials and information; (c) technical information on all the Products and replacement parts, including Product exploded views, part numbers, Product to part cross reference information and cost information; (d) if applicable, at least one restore solution to enable Best Buy to restore the operating system, software, and other original installations of any Products that are computers; (e) updated materials and notification of any service "fixes" (repairs to the Product that require special instruction or improved replacement parts provided by Vendor); (f) updated information regarding parts substitutions and parts no longer available; and (g) all other materials necessary or useful in repairing or servicing the Products. Notwithstanding any term to the contrary, Vendor agrees to give each Service Location the authority to use a reasonable number of copies of Vendor's copyrighted material (at no charge or cost to Best
         Buy) for purposes of repairing the Products. In addition, Vendor will provide technical and other assistance over the telephone to Best Buy during the hours of 8:30 a.m. to 5:00 p.m., Central Time, every business day of the year, at no cost to Best Buy.

(4) Part Information and Order Fulfillment Service Provider. Best Buy may designate a third party service provider to provide part information services and customer in-warranty replacement part order fulfillment services. Vendor shall enter into a separate agreement with such designated third party service provider.

         (i) Without charge to Best Buy, Vendor will promptly supply the following to such Best Buy's designated third party service provider in the format as determined by such third party service provider: (a) Product to part cross reference information; (b) the Manual for each Product or full access to the Manual via an internet site; (b) updated information regarding parts substitutions and parts no longer available; and (c) other materials necessary or useful in repairing or servicing the Products.

         (ii) Vendor agrees to pay Best Buy for warranty claims for replacement parts purchased by such third party service provider and subsequently invoiced to Best Buy. Vendor agrees that compensation for such warranty claim shall include the same reimbursement rate for in-warranty part claims that is usually owed to Best Buy for any other similar warranty claim, labor, shipping, handling fees and associated administrative costs in accordance with the following rates:

                  ---------------------------------- ---------------------------
                  NA
                  ---------------------------------- ---------------------------

                  ---------------------------------- ---------------------------

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(5)      Licenses and Permits. Vendor will secure and maintain in good standing all licenses and permits required by federal, state or local authorities and will require each of its technicians and trainers to obtain any required licenses and permits.

(6) Laws and Regulations. Vendor will comply with all applicable federal, state and local laws and regulations in performing its responsibilities under this Service Agreement and in any of its dealings with Best Buy and its customers.

(7) Non-Infringement. Vendor warrants and represents that, in the course of complying with its obligations and duties under this Service Agreement, it will not violate or infringe upon any patent, copyright, trade secret or other property or contract right of any other person.

(8) Policies and Procedures. While on Best Buy's premises and/or fulfilling its obligations under this Service Agreement, Vendor and persons employed or conducting business with Vendor will comply with all policies and procedures promulgated by Best Buy as to Best Buy's premises.

(9) Special Equipment. "Special Equipment" is testing/repair equipment unique to Vendor or non-standard in the Product repair industry. If Vendor requires any Special Equipment, then Vendor will supply such Special Equipment to each of the present and future Best Buy Service Locations at no cost to Best Buy.

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(10)     Parts. Vendor represents and warrants that any replacement parts shipped and/or sold to Best Buy by Vendor will be (a) free and clear of all liens, encumbrances, charges, and other restrictions and (b) new or refurbished.

B.       BEST BUY OBLIGATIONS.

(1) Insurance. Best Buy will maintain fire, theft, and comprehensive liability insurance protection sufficient to cover all customer owned Products in Best Buy's custody.

(2) Qualified Staff. Best Buy will maintain a qualified staff of service personnel having technical familiarity with the Products. Some of Best Buy's service personnel may participate in training programs offered by Vendor from time to time.

(3) Maintain Equipment. Best Buy will maintain test and repair equipment in good working order. Best Buy will also maintain storage facilities for work in process.

(4) Parts. If replacement parts are required for warranty Services, Best Buy will use only those replacement parts that (a) are the equivalent in specifications and quality to the original parts supplied with the Products or (b) meet the form, fit, and function of parts to repair such Product or (c) meet such other specifications agreed upon by the parties. If replacement parts are required for non-warranty Services, Best Buy will use any replacement part meeting the form, fit, and function of parts to repair such Product.

(5) Licenses and Permits. Best Buy will secure and maintain in good standing all licenses and permits required by federal, state, or local authorities and will require each of its technicians to obtain any required licenses and permits.

(6) Laws and Regulations. Best Buy will comply with all applicable federal, state, and local laws and regulations in performing its responsibilities under this Service Agreement.

(7) Policies and Procedures. While on Vendor's premises and/or fulfilling its obligations under this Service Agreement, Best Buy and persons employed or conducting business with Best Buy will comply with all policies and procedures promulgated by Vendor as to Vendor's premises.

5.       INDEMNIFICATION.

a. Vendor's Indemnity. Vendor will indemnify, defend and hold harmless, Best Buy (its affiliates and their respective officers, directors, employees and agents) from and against any and all losses, costs, obligations, liabilities, damages, actions, suits, causes of action, claims, demands, settlements, judgments, and other expenses, (including but not limited to cost of defense, settlement, and reasonable attorney's fees) of whatever type or nature, including but not limited to damage or destruction to property, injury (including death) to any person, which are asserted against, incurred, imposed upon or suffered by Best Buy by reason of, or arising from (1) a breach of this Service Agreement by Vendor; (2) any actual or alleged infringement of a patent, copyright, trademark or other proprietary rights; (3) servicing and/or repairs made to a Product according to Vendor procedures, service manuals, service information, and/or other instructions or information; (4) the acts or omissions of Vendor (its officers, directors, employees or agents); (5) the violation of any law, rule, regulation, or authority by Vendor (its officers, directors, employees or agents), including but not limited to product safety and reliability laws, and consumer protection and human rights laws; and (6) Product recall expenses, including but not limited to lost profits and consequential damages.

b. Best Buy's Indemnity. Best Buy will indemnify, defend and hold harmless, Vendor from and against any and all losses, costs, obligations, liabilities, damages, actions, suits, causes of action, claims, demands, settlements, judgments, and other expenses, (including but not limited to cost of defense, settlement, and reasonable attorney's fees) of whatever type or nature, including but not limited to damage or destruction to property, injury (including death) to any person, which are asserted against, incurred, imposed upon or suffered by vendor by reason of, or arising from (1) a breach of this Service Agreement by Best Buy; (2) Best Buy's warranty, service employment and sales practices, except for those performed according to Vendor's procedures, Manuals, service information, and/or other instructions or information; (3) any actual or alleged infringement of a patent, copyright, trademark or other proprietary rights by Best Buy service; and (4) the violation of any law, rule, regulation, or authority by Best Buy service, including but not limited to consumer protection and human rights laws.

6.       CONFIDENTIALITY.

a. Vendor's Proprietary Information. In the course of performance hereunder, Best Buy will use or be furnished with proprietary information, materials, tools and methodologies known as "Vendor Proprietary Information," which will be identified by Vendor prior to being delivered to Best Buy. Except as necessary to perform under the terms of this Service Agreement, Best Buy will not disclose, publish, reproduce, or make use of any Vendor Proprietary Information without the express written consent of Vendor. Vendor Proprietary Information means confidential or privileged information originated by Vendor and relating to the subject matter of this Service Agreement, whether furnished to Best Buy before or after the Effective Date, including but not limited to Ribbon Technology, which is not generally available to others.

b. Best Buy's Confidential Information. "Confidential Information" of Best Buy means all information provided by Best Buy or Best Buy's agents to Vendor, relating in any way to the subject matter of this Service Agreement, whether furnished before or after the date of this Service Agreement and regardless of the manner in which furnished. Confidential Information includes (but is not limited to): (i) all information relating to a customer such as a name, address, products purchased, repairs completed; (ii) all information received from customers including the raw data, reports, compilations of such data or information; (iii) information relating to the repairs and parts purchased; (iv) work papers, analyses, compilations, projections, and statistical data; (v) cost for the Product, repairs, servicing, and replacement parts; (vi) identities of any current or pending or future vendors or planned products and services to be offered or withdrawn by Best Buy to customers; (vii) planned and future promotions and grand opening dates; (viii) Best Buy's business plans and forecasts; and (ix) any documents or other items marked "Confidential" or specifically communicated by Best Buy as "Confidential".

c. Additional Definitions. For purposes of this Section 6, "Information" refers to Vendor's Proprietary Information when disclosed by Vendor or to Best Buy's Confidential Information when disclosed by Best Buy or its agents. "Disclosing Party" shall refer to the party disclosing Information to the other party hereunder, and "Receiving Party" refers to the party receiving the Information hereunder.

Best Buy Product Service Agreement Master'6                              Page 3
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d. Expiration of Confidentiality. Such Information is the sole property of the
Disclosing Party and constitutes confidential trade secrets of the Disclosing Party, to be held by the Receiving Party in trust and solely for the Disclosing Party's benefit. The Receiving Party agrees that, except as required in the performance of its obligations to the Disclosing Party hereunder and as permitted by the Disclosing Party, the Receiving Party will not publish, reproduce, disclose or make any use of any such Information unless or until:

         (i) such Information enters the public domain other than by a breach of this provision of this Service Agreement by the Receiving Party, its employees or affiliates;

         (ii) such Information becomes known to the Receiving Party from a source other than the Disclosing Party, other than by the breach of an obligation of confidentiality owed to the Disclosing Party, or other than by a third party acting to assist the Disclosing Party and/or the Receiving Party regarding this Service Agreement;

         (iii) the Disclosing Party expressly authorizes the publication or disclosure of such Information in writing; and

                  (iv) as may be required by law to be disclosed, but the Receiving Party must first give the Disclosing Party a minimum of ten days prior written notice so that the Disclosing Party may seek a protective order requiring that the Information and/or documents to be disclosed be used only for the purposes for which the order was issued.

e. Requirements. The Receiving Party will take at least the same precautions to ensure the protection, confidentiality, and security of the Information entrusted to it as it would to protect its own confidential information but in no event less than a reasonable standard. The Receiving Party will also limit the access to such Information to only those employees and agents having a need to know, and the Receiving Party will instruct such employees and agents concerning their obligations to maintain confidentiality. Promptly upon the Disclosing Party's request, the Receiving Party will return to the Disclosing Party all Information and/or destroy and certify such destruction of all Information; however, the parties agree that Best Buy shall not be obligated to return and/or destroy Manuals and other technical information relating to the Products or replacement parts.

f. Damages. The Receiving Party acknowledges that monetary damages may not alone be a sufficient remedy for unauthorized disclosure of Information and that the Disclosing Party will be entitled, without waiving any other rights or remedies, to seek such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction. Further, the Receiving Party agrees that if there is a breach or threatened breach of the provisions regarding confidentiality, the Disclosing Party will be (i) irrevocably harmed; (ii) entitled to a temporary restraining order, injunction, and/or other equitable relief against the commencement or continuance of such breach, and (iii) entitled to such relief without the requirement of posting a bond or proving injury as a condition of relief.

7.       RELATIONSHIP OF PARTIES.

Best Buy and Vendor acknowledge that each will perform its duties and obligations under this Service Agreement as an independent contractor. This Service Agreement does not create a joint venture, partnership, employment or agency relationship between the parties.

8.       REPORTS ON PROGRESS AND NOTIFICATIONS.

a. Reports on Progress. From time to time at the request of the other party, (i) Best Buy will provide such reasonable reports as to its progress in performing its obligations under this Service Agreement as Vendor may uniformly require of its Authorized Servicers, and (ii) Vendor will provide reasonable reports as to its progress in performing its obligations under this Service Agreement, including reports related to the availability of replacement parts, as well as fill rates and turn-times for replacement parts.

b. Notification of Claims. Vendor will notify Best Buy on a monthly basis of any claims or complaints made by a customer or other third party regarding the Warranty Services rendered by Best Buy under this Service Agreement. Such reports must contain: (i) information reasonably requested by Best Buy, (ii) the identity of the party making the complaint, (iii) a description of the grievance, (iv) the date of receipt by Vendor of the complaint, and (v) the date and action taken to resolve the complaint (if any).

9.       LIMITATION OF LIABILITY.

THIS SECTION 9 APPLIES TO THE SERVICE AGREEMENT ONLY. IN NO EVENT WILL BEST BUY BE LIABLE TO VENDOR FOR INJURY OR DAMAGE TO BUSINESS, PROFITS, REVENUES OR GOODWILL OF VENDOR OR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, BREACH OF CONTRACT, REPUDIATION OF CONTRACT, TERMINATION, NEGLIGENCE, OR OTHERWISE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.      PURCHASES.

Neither party may purchase goods or equipment in the name of the other party. Neither party may make or incur any debts, liabilities, obligations, or contracts in the name or upon credit of the other party. Vendor is not entitled to utilize any discount, bonus, or other marketing incentive earned by or made available to Best Buy or Best Buy employees.

11.      TRADEMARKS.

a. Vendor's Trademarks. During the term of this Service Agreement, Best Buy may use Vendor's trademarks, trade names, service marks and other identifying marks of Vendor for the purpose of advertising and alerting the public (and others) that Best Buy is an Authorized Servicer of Vendor Products.

b. Best Buy's Trademarks. This Service Agreement does not grant Vendor any rights or license to use Best Buy's trademarks, trade names, service marks or any other identifying marks of Best Buy. Under no circumstances may Vendor use any of Best Buy's trademarks, trade names, service marks or any other identifying marks of Best Buy without first obtaining Best Buy's prior express written consent.

12.      WAIVER OF LIENS.

Vendor waives and relinquishes any and all materialman's, mechanics, workman's and other liens, statutory or otherwise, upon the property of the Best Buy customer.

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13.      MISCELLANEOUS.

a. Notices. Any notice required to be given to Vendor or Best Buy under this Service Agreement must be sent to the following addresses:

If to VENDOR:     SLS International, Inc.
                  1650 W. Jackson
                  Ozark, MO 65721
                  Phone No.: (417) 883-4549                                             FAX No.: (417) 883-2723
                  =========================                                             =======================

If to BEST BUY:   Best Buy Stores, L.P.                                With a copy to:  Best Buy Stores, L. P.
                  7601 Penn Avenue South                                                7601 Penn Avenue South
                  Richfield, MN 55423-3645                                              Richfield, MN 55423-3645

                  Attention: Rick Selvey, Vice President                                Attn: General Counsel, Legal Department
                  FAX No.:                                             FAX No.:
                  ========                                             =========

Any party, by written notice as set forth above, may change the address to which subsequent notices are to be sent to such party.

b. Assignment. Unless otherwise specified within this Service Agreement or applicable Attachments, Vendor will not delegate, subcontract, assign or transfer any of its rights, duties, or obligations under this Service Agreement without the prior express written consent of Best Buy. If Best Buy grants such consent, Vendor will be solely responsible for the conduct of all agents and assignees of Vendor, and the granting of such consent will not modify or affect the duties of Vendor to Best Buy under this Service Agreement. Best Buy may assign its rights hereunder to its parent, subsidiaries, or affiliates. Best Buy may delegate various duties and obligations hereunder to Vendor-authorized third party service providers, third party call centers, and third party parts procurement agents.

c. Governing Law. This Service Agreement is to be governed and interpreted in accordance with the laws of the State of Minnesota. The parties to this Service Agreement consent to the jurisdiction of the state and federal courts located in Minneapolis, Minnesota.

d. Amendments. This Service Agreement may not be modified except by a writing referencing this Service Agreement and signed by both parties.

e. Headings. The headings contained in this Service Agreement are for the convenience of reference and are not of substantive effect.

f. Nonexclusivity. This Service Agreement is not intended to create an exclusive relationship between Best Buy and Vendor.

g. Severability. If any provision within this Service Agreement is deemed or declared unenforceable, invalid, or void by a court of competent jurisdiction, the same will not impair any of the other provisions, which will be enforced in accordance with their respective terms.

h. Entire Service Agreement. This writing is intended by the parties as the final and binding expression of their agreement and is a complete and exclusive statement of the terms. This writing supersedes all prior negotiations, representations, and agreements. This Service Agreement is intended by the parties to co-exist with the terms of the Vendor Agreement. Whenever necessary or proper, the singular imports the plural or vice versa, and masculine, feminine and neuter expressions are interchangeable.

i. Remedies; Waiver. No failure or delay by either party to exercise any right, power, or privilege provided under the Service Agreement or by applicable law will operate as a waiver; nor will any single or partial exercise of any such right, power, or privilege preclude any other or future exercise of any other right, power, or privilege. The remedies provided within this Service Agreement are in addition to any rights or remedies provided by law.

j. Warranty of Authority. Each party represents and warrants to the other that it (1) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and (2) has the requisite power and authority to execute and deliver, and to perform its obligations under, this Service Agreement. Each party represents and warrants to the other that this Service Agreement has been duly authorized, executed, and delivered by such party and constitutes a valid and binding obligation of such party enforceable against such party according to its terms.

IN WITNESS WHEREOF, the parties have executed this Product Service Agreement as of the Effective Date.

                                           VENDOR

Date: February 21, 2006                    Sign:    ________________________
                                           Print: Steven Lamar
                                           Title:   President
                                           Federal I.D.:     52-2258371

                                           BEST BUY STORES, L.P.

Date: March 6, 2006               Sign:    _________________________________
                                           Print:   Rick Selvey
                                           Title: Vice President

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                         BREAK/FIX MODEL - ATTACHMENT A

If Best Buy and Vendor select the "Break/Fix Service Model" on page one of the Service Agreement, then this fully signed Attachment A is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

All other terms of the Service Agreement, not specifically amended or modified by this Attachment A, are to remain in full force and effect. All capitalized terms not otherwise defined in this Attachment A will have the meaning ascribed in the Service Agreement.

1.       PRODUCTS.

Vendor appoints Best Buy as an Authorized Servicer to service and repair the following Products ("Services"):

                  --------------------------------------------------
                  PRODUCT DESCRIPTION
                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

2.       COMPENSATION.

a. For Warranty Services. Best Buy will perform Services on Products under warranty ("Warranty Services") without charge to customers provided that: (1) the Warranty Services are within the terms and guidelines of Vendor's Warranty,
(2) Vendor or its third party parts provider promptly supplies the replacement parts requested by Best Buy, and (3) Vendor promptly pays Best Buy the amounts set forth within this Attachment A for the Warranty Services. Vendor will compensate Best Buy in accordance with Section 3(f), entitled "Payment for Replacement Parts," and Section 4(d), entitled "Satisfaction of Warranty Claims," and other relevant provisions of this Attachment A.

b. Non-Warranty Services. Best Buy may perform Services on Products not under warranty ("Non-Warranty Services") for customers. Best Buy will establish the charges for the Non-Warranty Services, and, except for shipping/handling expenses incurred by Best Buy due to defective replacement parts as set forth in Section 3(g) of this Attachment A, Vendor is not obligated or responsible for any payment to Best Buy for such Non-Warranty Services.

c. Handling Fees. The Vendor agrees to pay Best Buy a Handling Fee equal to 15% of the gross invoiced parts cost to Best Buy for warranty repairs to compensate Best Buy for the cost of processing part orders, processing backorders and short ships, reconciliation of accounting statements, storage, information technology data processing and services cost, part return sorting and packing, collection and matching of Return Goods Memos, Best Buy's parts ordering and processing administrative cost.

c. Rates. The parties agree to the following rates. Vendor agrees to pay the rates for Warranty Services in accordance with Section 4. Vendor agrees to pay for defective replacement parts used in Non-Warranty Services in accordance with
Section 3(g).

           ------------------------------------------------ -------------------
           BASIS                                            RATES
           ------------------------------------------------ -------------------
           Labor, including No Apparent Defects
                MAJOR -                                     $
                         * ___________________
                         * ___________________
                         * ___________________
               INTERMEDIATE -                               $
                         * ___________________
                         * ___________________
                         * ___________________
               MINOR -                                      $
                         * ___________________
                         * ___________________
                         * ___________________
           ------------------------------------------------ -------------------

           ------------------------------------------------ -------------------

           ------------------------------------------------ -------------------

3.       REPLACEMENT PARTS.

a. Generally. In performing Non-Warranty Services or Warranty Services, Best Buy may acquire replacement parts for the Products ("Parts") from Vendor or from third party parts providers, subject to Section 4(B)(4) of the Service Agreement. Notwithstanding Section 13(b) of the Service Agreement, Vendor may sell Parts to third party parts distributors, and Best Buy may acquire Parts from such distributors. Best Buy may use third party service providers to accommodate manual or non-standard Vendor order processes.

b. Parts. Subject to Section 4(A)(9) of the Service Agreement, Vendor will ship Parts for the Products that (1) are the equivalent in specifications and quality to the original parts supplied with the Products, or (2) meet such other specifications agreed upon by the parties. Vendor will maintain an inventory of general replacement Parts and special parts as may from time to time be required by Best Buy for the longer of five years or the period prescribed by applicable law. Best Buy is not obligated to retain or store replaced Parts.

Best Buy Product Service Agreement Master'6                              Page 6

c. Vendor Parts Vendor will ship the Parts to Best Buy such that they are received by Best Buy within three (3) business days from the time that Best Buy submits the order to Vendor. Vendor will ship all Parts at its sole cost via next day air parcel, next day air freight, or the best method for receipt at the Service Location within three (3) business days of Best Buy's order. Title and risk of loss passes to Best Buy upon receipt at the Service Location.

d. Universal Parts. In the event that Vendor fails to ship Parts to Best Buy such that they are received by Best Buy within (3) business days from the time that Best Buy submits the order to Vendor, Best Buy may acquire and use standardized parts which lack the Vendor specific insignia grades ("Universal Parts") to perform the Services. Vendor will fully pay the warranty claims including reimbursement to Best Buy for the costs associated with the Universal Parts.

e. 14-day Return Authorization. In the event that Best Buy has not received the Part from Vendor and Best Buy has not acquired and used a Universal Part within fourteen calendar days of the date the Part was ordered by Best Buy from Vendor, Best Buy may return the affected Product for a full credit or refund and may give the customer a new replacement Product (at Vendor's expense). Within 7 calendar days of Vendor's receipt of Best Buy's request for Vendor's authorization of such Product Return ("Return Authorization"), Vendor shall issue and deliver a Return Authorization number to Best Buy for the return of the affected Product. Upon the issuance of a Return Authorization number, Vendor shall cancel Best Buy's part order, failure to cancel Best Buy's part order shall result in $25 fee for each part number on each part order Vendor fails to cancel as provided in this Section assessed against Vendor on a quarterly basis.

f. Unavailable Parts. In the event that on the date of Best Buy's original order of the Part from Vendor, the expected time of arrival at Best Buy of a Part (or its Universal Part equivalent) needed to perform the Services exceeds 14 calendar days, Best Buy may immediately return the affected Product for a full credit or refund and may give the customer a new replacement Product (at Vendor's expense). In order to reduce storage and handling costs, Vendor shall issue and deliver a Return Authorization number to Best Buy for return of the affected Product within 7 days of authorizing such return.

g. Rejection of Return Authorization Request. A request for a Return Authorization for in-warranty product may be rejected by Vendor in the event that Best Buy failed to comply with Vendor's authorization procedures or incorrect information was submitted to Vendor in the request for such Return Authorization. In the event that a request for a Return Authorization from Best Buy is rejected by Vendor, Best Buy shall be entitled to an immediate full credit for the affected Product if upon review by the parties the rejection of the Return Authorization was in error or upon correction of the information or procedure at issue. In the event that Vendor erroneously rejects greater than 2.0% of Return Authorization requests, Best Buy's credit for the affected Product shall be increased by 25% of the Product cost to cover Best Buy's added handling costs.

h. Pricing. Vendor guarantees that it will sell Parts to Best Buy at the lowest prices in effect for any similarly situated Vendor customer or the lowest prices available, whichever is lower. All Price changes must be mutually agreed upon at least 90 days prior to the price change effective date. Vendor must provide Best Buy with documentation of price changes for any price changes over 2% of parts cost.. Best Buy may audit Vendor's pricing to verify its receipt of the lowest pricing. If the audit reveals that Best Buy is not receiving the lowest pricing, then, in addition to Best Buy's other legal and equitable rights and remedies, Vendor will reimburse Best Buy for the reasonable costs of the audit. Best Buy does not guarantee any minimum number of Parts orders nor does it guarantee any amount of revenue to Vendor under this Service Agreement.

i. Taxes. Unless otherwise stated, prices for Parts do not include sales, use, excise, or similar taxes. Consequently, Best Buy will pay the amount of any valid sales, use, excise, or other similar tax, attributable to Best Buy's purchase of Parts; or in lieu thereof, Best Buy will provide a tax exemption certificate acceptable to the taxing authorities.

j. Payment for Replacement Parts. If Best Buy acquires Parts for Warranty Services from Vendor or from a third party, then Vendor must pay all reasonable costs associated with the Parts, including cost for the Parts and shipping/handling costs. If Best Buy acquires Parts for Non-Warranty Services from Vendor, then Best Buy must pay all costs associated with the Parts, including cost for the Parts and shipping/handling costs, subject to subsection
(g) below. If Best Buy disputes an invoice in good faith and in a timely manner, Best Buy is entitled to receive the discount even if the good faith dispute is resolved beyond the discount date. If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

k. Defective Parts. For purposes of this Service Agreement, the term "defective" when referring to Parts means a Part that is visually or operationally defective. Best Buy may return to Vendor all defective Parts for full credit or refund, to be applied or paid to Best Buy within thirty (30) days of Vendor's receipt of the defective Parts. Further, Vendor will promptly pay all shipping/handling costs associated with the defective Parts. Vendor warrants its Parts for the longer of the following alternatives: (1) a minimum of 90 days from the date the Warranty Services and/or Non-Warranty Services are complete or
(2) until the expiration of the warranty on the Product.

l. Discontinuation of Parts. Vendor will provide Best Buy with written notice of the discontinuation of any Parts not later than seven days following Vendor's knowledge of such discontinuation. Best Buy may return, at its own expense, the discontinued Parts inventory to Vendor for full credit within 90 days of the date of Vendor's notification.

m. Recall of Parts. Vendor will provide Best Buy with written notice of the recall of any Parts immediately upon Vendor's issuance of such recall. Best Buy may return, at Vendor's expense, freight prepaid, the recalled Parts inventory to Vendor in exchange for replacement Parts or full credit and Best Buy's handling fees and expenses.

n. Return of Parts. Best Buy reserves the right to return, at Vendor's expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price under the net payment terms herein, any Parts for which a claim is made alleging that (1) the use of the Parts infringes any alleged patent, design, tradename, trademark, copyright, right of privacy or publicity, or any other tangible or intangible proprietary right; or (2) the Parts are not manufactured, packaged, and/or labeled in accordance with industry standards and/or all applicable laws; or (3) the use of the Parts has caused injury to person or property. In addition to any other return rights set forth in this Service Agreement, within ninety (90) days of receipt by Best Buy, Best Buy may return for an immediate full refund (or offset against amounts owed Best Buy) of Best Buy's costs, any of the Parts. Vendor will not apply any penalty, re-stocking, or other fees or liabilities to Parts returns.

o. Repurchase of Parts. Upon the final termination or expiration of this Service Agreement, Vendor will submit a bid to repurchase the Parts remaining in Best Buy's possession. If Best Buy accepts such bid, Best Buy will ship the repurchased Parts to Vendor upon receipt of payment or credit or offset. Such payment, credit or offset must be received by Best Buy within sixty days of the date of the final termination or expiration of this Service Agreement. Best Buy will pay freight and shipment will be FOB Best Buy dock. Title and risk of loss will pass to Vendor upon delivery to the carrier at Best Buy's dock.

Best Buy Product Service Agreement Master'6                              Page 7

4.       SUBMISSION AND PAYMENT OF WARRANTY CLAIMS.

a. Effective Warranty. Best Buy may perform Warranty Services on a Product after first obtaining acceptable proofs of purchase and then ascertaining that the Product is under warranty. Acceptable proofs of purchase include receipts issued to the customer at the time of sale from Best Buy (such as invoices or credit card receipts) or data retrieved from Best Buy's electronic records. Acceptable proofs of purchase must contain the date of purchase of the goods and a description of the goods. Notwithstanding any term to the contrary, those Products under warranty that are owned by Best Buy ("Store Stock Units") are entitled to Warranty Services. For so long as the Products are under the Vendor warranty, Best Buy's labor and costs, including replacement parts, will be paid by Vendor.

b. Vendor's Payment Obligations. In accordance with subsections (d) and (e) below, Vendor will timely pay a labor fee to Best Buy for performing the Warranty Services, including instances in which Best Buy (using reasonable efforts) detects no apparent Product defect ("Labor Fees"). The applicable Labor Fees are set forth in Section 2(c) of this Attachment A. The Labor Fees may be revised periodically by mutual written agreement of the parties. If requested by Best Buy, Vendor will provide Parts to Best Buy to perform the Warranty Services and to replace Parts previously sold by Vendor to Best Buy and used by Best Buy to repair defective Products under Vendor Warranty. For Warranty Services performed by Best Buy, Vendor is obligated to compensate Best Buy for the following: (1) Labor Fees; (2) Parts, in accordance with Section 3(f) of this Attachment A; (3) all associated shipping/handling costs and expenses; and (4) other fees agreed upon by the parties (cumulatively referred to as "Warranty Services Fees").Best Buy requires a separation of labor dollars and part dollars on Vendor reimbursement claim detail.

c. Submission of Warranty Claims. Best Buy will submit all warranty claims (including Labor Fees, costs associated with Parts, and shipping/handling expenses) to Vendor within thirty days of the completion of Warranty Services. Best Buy will submit each warranty claim using a properly completed NARDA form (or its electronic equivalent). Best Buy will provide 2 different electronic formats for use in warranty claim processing.

d. Satisfaction of Warranty Claims. Vendor will pay Warranty Services Fees (by check or via electronic funds transfer) to Best Buy within thirty days of Vendor's receipt of a completed NARDA form. Vendor will send all reimbursements and payments due Best Buy to the address designated by Best Buy. If the payments due Best Buy are not properly made, Best Buy may offset such amounts against amounts owed to Vendor by Best Buy, whether under this Service Agreement or otherwise.

e. Rejection of Claims. Notwithstanding any provisions of any other agreements (whether presently existing or otherwise) to the contrary, the following procedure will apply regarding Vendor's rejection of warranty claims. If Vendor rejects a warranty claim submitted or re-submitted by Best Buy, Vendor will give Best Buy a written notice of rejection of the claim within thirty (30) days of Vendor's receipt of the claim from Best Buy. The notice of rejection must set forth, specifically and completely, the basis for rejection and the necessary action to be taken by Best Buy in order to make the claim valid and conforming. If Best Buy does not receive such a notice of rejection within such thirty days, the claim will be conclusively deemed valid and conforming, and Best Buy is entitled to full payment for the claim as prescribed in this Service Agreement. Best Buy will then have sixty (60) days from its receipt of the notice of rejection to cure the non-conforming claim and re-submit the claim to Vendor. Following Best Buy's re-submission and cure of the non-conformances set forth within the initial notice of rejection, Vendor will pay the warranty claim.

IN WITNESS WHEREOF, the parties have executed this Attachment A as of the Effective Date of the Service Agreement.

                                            VENDOR

Date: February 21, 2006             Sign:   ____________________________________
                                            Print:   Steven Lamar
                                            Title:   President
                                            Federal I.D.:     52-2258371

                                            BEST BUY STORES, L.P.

Date: March 6, 2006                 Sign:   ____________________________________
                                            Print:   Rick Selvey
                                            Title:   Vice President


Best Buy Product Service Agreement Master'6                              Page 8

                   DEDUCT FROM INVOICE ("DFI") - ATTACHMENT B

If Best Buy and Vendor select the "DFI Service Model" on page one of the Service Agreement, then this fully signed Attachment B is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

All other terms of the Service Agreement, not specifically amended or modified by this Attachment B, are to remain in full force and effect. All capitalized terms not otherwise defined in this Attachment B will have the meaning ascribed in the Service Agreement.

1.       PRODUCTS.

Vendor appoints Best Buy as an Authorized Servicer to service and repair the following Products ("Services"):

                  --------------------------------------------------
                  PRODUCT DESCRIPTION
                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

2.       SCOPE OF SERVICES; COMPENSATION.

a. Non-Warranty Services. Best Buy may perform Services on Products not under warranty ("Non-Warranty Services") for customers. Best Buy will establish the charges for the Non-Warranty Services, and, except as set forth in Sections 4(f) and 4(g) of this Attachment B, Vendor is not obligated or responsible for any payment to Best Buy for such Non-Warranty Services.

b. Warranty Services. Best Buy will perform Services on Products under warranty ("Warranty Services") without charge to customers provided that: (1) the Warranty Services are within the terms and guidelines of Vendor's Warranty, and
(2) Vendor promptly fulfills its obligations under this Service Agreement. The parties agree to the below selected DFI Service Model alternative and to the terms of the relevant provisions of this Attachment B.

         [ ] Under this DFI Service Model alternative, Best Buy, in exchange for a discount from the invoice price of each Product, absorbs parts and labor costs associated with its Warranty Services. As compensation for parts and labor associated with Best Buy's performance of Warranty Services under this alternative, Vendor grants to Best Buy a discount from the invoice price on each unit of Product purchased by Best Buy.

                    -------------------------------- ---------------------------
                    PRODUCT DESCRIPTION              DFI AMOUNT
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------

         [ ] Under this DFI Service Model alternative, Best Buy, in exchange for a discount from the invoice price of each Product, absorbs the labor costs associated with its Warranty Services. As compensation for labor associated with Best Buy's performance of Warranty Services under this Service Agreement, Vendor grants to Best Buy a discount from the invoice price on each unit of Product purchased by Best Buy. In addition, Vendor must either (a) supply all necessary replacement parts to Best Buy or (b) compensate Best Buy for costs associated with Best Buy's acquisition of replacement parts from a third party.

                    -------------------------------- ---------------------------
                    PRODUCT DESCRIPTION              DFI AMOUNT
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------

         [ ] Under this DFI Service Model alternative, Best Buy, in exchange for a discount from the invoice price of each Product, destroys the defective Product, gives the customer a new Product, and absorbs all associated costs. As compensation for costs associated with Best Buy's performance of Warranty Services under this alternative, Vendor grants to Best Buy a discount from the invoice price on each unit of Product purchased by Best Buy.

                    -------------------------------- ---------------------------
                    PRODUCT DESCRIPTION              DFI AMOUNT
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------
                                                     $
                    -------------------------------- ---------------------------

By INITIALING the boxes below, Best Buy and Vendor agree to the DFI Service Model alternative and associated compensation method selected above.

                                                    ---------------- -----------
                                                    Best Buy         Vendor
                                                    ---------------- -----------


                                                    ---------------- -----------

c. Catastrophic or Substantial Defects. "Catastrophic or Substantial Defect" occurs when _________ percent or more of any particular model of Product are affected by defects related to usefulness, value, or safety of the Product. A Product recall constitutes a Catastrophic or Substantial Defect. Vendor must fully and promptly compensate Best Buy for all costs of Warranty Service resulting from Catastrophic or Substantial Defect.

Best Buy Product Service Agreement Master'6                              Page 9

3.       TERM AND TERMINATION.

The provisions of this Section 3 of Attachment B are to fully replace the terms of Sections 3(a), entitled "Term," and 3(b), entitled "Termination for Cause" of the Service Agreement.

a. Term. This Service Agreement (including Attachment B) commences on the Effective Date and is to remain in effect for the longer of the following alternatives: (i) until the expiration of the warranty period for the Products purchased by Best Buy from Vendor under the DFI Service Model or (ii) as long as the Vendor Agreement between the parties remains in effect, as amended or modified.

b. Termination. Notwithstanding any provision to the contrary, Best Buy may terminate Attachment B of this Service Agreement upon thirty days prior written notice to Vendor, provided such termination occurs after the expiration of the warranty period for those Products that were purchased from Vendor under the DFI Service Model.

4.       REPLACEMENT PARTS.

a. Generally. In performing Non-Warranty Services or Warranty Services, Best Buy may acquire replacement parts for the Products ("Parts") from Vendor or from third party parts providers, subject to Section 4(B)(4) of the Service Agreement. Notwithstanding Section 13(b) of the Service Agreement, Vendor may sell Parts to third party parts distributors, and Best Buy may acquire Parts from such distributors.

b. Quality; Inventory. Subject to Section 4(A)(9) of the Service Agreement, Vendor will ship Parts for the Products that (1) are the equivalent in specifications and quality to the original parts supplied with the Products, or
(2) meet such other specifications agreed upon by the parties. Vendor will maintain an inventory of general replacement Parts and special parts as may from time to time be required by Best Buy for the longer of five years or the period prescribed by applicable law. Best Buy is not obligated to retain or store replaced Parts.

c. Shipping; Universal Parts. Vendor will ship the Parts to Best Buy such that they are received by Best Buy within seventy-two hours of the time that Best Buy submits the order to Vendor. Vendor will ship all Parts via the best method for receipt at the Service Location within seventy-two hours of Best Buy's order. Title and risk of loss passes to Best Buy upon receipt at the Service Location. If the Part is not received by Best Buy within seventy-two hours, Best Buy may acquire and use standardized parts which lack Vendor-specific insignia or grades ("Universal Parts") to perform the Services. If Best Buy has not received the Part from Vendor within fourteen days of the date the Part was ordered by Best Buy and if Best Buy has not acquired and used Universal Parts within such fourteen days, then Best Buy may give the customer a new replacement Product ("Replacement Product").

d. Pricing. This subsection applies only if the price of Parts is not already included in the initial deduction from Product invoice. Vendor guarantees that it will sell Parts to Best Buy at the lowest prices in effect for any similarly situated Vendor customer or the lowest prices available, whichever is lower. Subject to the preceding sentence, Vendor may reduce or increase prices to Best Buy at any time, upon at least thirty days prior written notice. Best Buy may audit Vendor's pricing to verify its receipt of the lowest pricing. If the audit reveals that Best Buy is not receiving the lowest pricing, then, in addition to Best Buy's other legal and equitable rights and remedies, Vendor will reimburse Best Buy for the reasonable costs of the audit. Best Buy does not guarantee any minimum number of Parts orders nor does it guarantee any amount of revenue to Vendor under this Service Agreement.

e. Taxes. This subsection applies only if the price of Parts is not already included in the initial deduction from Product invoice. Unless otherwise stated, prices for Parts do not include sales, use, excise, or similar taxes. Consequently, Best Buy will pay the amount of any valid sales, use, excise, or other similar tax, attributable to Best Buy's purchase of Parts; or in lieu thereof, Best Buy will provide a tax exemption certificate acceptable to the taxing authorities.

f.       Payment for Replacement Parts and Replacement Products.

         (1) When Parts are Obligation of Vendor. If Best Buy acquires Parts for Warranty Services from Vendor or from any third party and if the acquisition of Parts for Warranty Services is an obligation of Vendor (i.e., under the second DFI Service Model alternative), then Vendor must pay all reasonable costs associated with the Parts, including applicable costs for the Parts, shipping/handling, Universal Parts, and Replacement Products (per Section 4(c) of this Attachment B).

         (2) When Parts are Obligation of Best Buy. If Best Buy acquires Parts for Warranty Services from Vendor or from any third party and if the acquisition of Parts for Warranty Services is an obligation of Best Buy (i.e., under the first DFI Service Model alternative), then Best Buy must pay all reasonable costs associated with the Parts, including costs for the Parts and shipping/handling. However, Vendor must pay Best Buy for
                  (i) costs associated with Universal Parts due to Vendor's failure to timely ship a Part ordered by Best Buy and (ii) Replacement Products, per Section 4(c) of this Attachment B. Further, if Best Buy is unable to acquire the necessary Parts from a third party parts distributor, then Best Buy may acquire the Parts directly from Vendor or Vendor's designated third party parts distributor.

         (3) Parts for Non-Warranty Services. If Best Buy acquires Parts for Non-Warranty Services from Vendor or from a third party, then Best Buy must pay all costs associated with the Parts, including costs for the Parts and shipping/handling. However, Vendor must pay Best Buy for (i) costs associated with Universal Parts due to Vendor's failure to timely ship a Part ordered by Best Buy and (ii) Replacement Products, per Section 4(c) of this Attachment B.

         (4) Invoice Disputes. If Best Buy disputes an invoice in good faith and in a timely manner, Best Buy is entitled to receive the discount even if the good faith dispute is resolved beyond the discount date. If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

g. Defective Parts. For purposes of this Service Agreement, the term "defective" when referring to Parts means a Part that is visually or operationally defective. Best Buy may return to Vendor all defective Parts for full credit or refund, to be applied or paid to Best Buy within thirty days of Vendor's receipt of the defective Parts. Further, Vendor will promptly pay all shipping/handling costs associated with the defective Parts. Vendor warrants its Parts for the longer of the following alternatives: (1) a minimum of 90 days from the date the Warranty Services and/or Non-Warranty Services are complete or (2) until the expiration of the warranty on the Product.

h. Discontinuation of Parts. Vendor will provide Best Buy with written notice of the discontinuation of any Parts not later than seven days following Vendor's knowledge of such discontinuation. Best Buy may return, at its own expense, the discontinued Parts inventory to Vendor for full credit.

Best Buy Product Service Agreement Master'6                              Page 10

i. Return of Parts. Best Buy reserves the right to return, at Vendor's expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price, any Parts for which a claim is made alleging that (1) the use of the Parts infringes any alleged patent, design, tradename, trademark, copyright, right of privacy or publicity, or any other tangible or intangible proprietary right; or (2) the Parts are not manufactured, packaged, and/or labeled in accordance with industry standards and/or all applicable laws; or (3) the use of the Parts has caused injury to person or property. In addition to any other return rights set forth in this Service Agreement, within sixty (60) days of receipt by Best Buy, Best Buy may return for an immediate full refund (or offset against amounts owed Best Buy) of Best Buy's costs, any of the Parts. Vendor will not apply any penalty, re-stocking, or other fees or liabilities to Parts returns.

j. Repurchase of Parts. Upon the final termination or expiration of this Service Agreement, Vendor will submit a bid to repurchase the Parts remaining in Best Buy's possession. If Best Buy accepts such bid, Best Buy will ship the repurchased Parts to Vendor upon receipt of payment or credit or offset. Such payment, credit or offset must be received by Best Buy within sixty days of the date of the final termination or expiration of this Service Agreement. Best Buy will pay freight and shipment will be FOB Best Buy dock. Title and risk of loss will pass to Vendor upon delivery to the carrier at Best Buy's dock.

5.       WARRANTY CLAIMS FOR DEFECTS.

a. Submission of Claims. If the Products purchased from Vendor by Best Buy under this DFI Service Model have Catastrophic or Substantial Defects, then Best Buy may submit warranty claims for costs associated with Best Buy's labor and Parts that are in excess of the dollar amount initially deducted from the Product invoice. Vendor will pay such costs for Catastrophic and Substantial Defects within thirty days after receiving a completed NARDA form from Best Buy.

b. Rejection of Claims. Notwithstanding any provisions of any other agreements (whether presently existing or otherwise) to the contrary, the following procedure will apply regarding Vendor's rejection of such warranty claims. If Vendor rejects a warranty claim submitted or re-submitted by Best Buy, Vendor will give Best Buy a written notice of rejection of the claim within thirty days of Vendor's receipt of the claim from Best Buy. The notice of rejection must set forth, specifically and completely, the basis for rejection and the necessary action to be taken by Best Buy in order to make the claim valid and conforming. If Best Buy does not receive such a notice of rejection within such thirty days, the claim will be conclusively deemed valid and conforming, and Best Buy is entitled to full payment for the claim as prescribed in this Service Agreement. Best Buy will then have sixty days from its receipt of the notice of rejection to cure the non-conforming claim and re-submit the claim to Vendor. Following Best Buy's re-submission and cure of the non-conformances set forth within the initial notice of rejection, Vendor will pay the warranty claim.

IN WITNESS WHEREOF, the parties have executed this Attachment B as of the Effective Date of the Service Agreement.

                                           VENDOR

Date: _____ ____, 200__                    Sign:    ___________________________

                                           Print:   ___________________________
                                           Title:   ___________________________
                                           Federal I.D.:     __________________

                                           BEST BUY STORES, L.P.

Date: _____ ____, 200__                    Sign:    ___________________________

                                           Print:   Rick Selvey
                                           Title: Vice President

Best Buy Product Service Agreement Master'6                              Page 11

                       REPLACEMENT IN FIELD - ATTACHMENT C

If Best Buy and Vendor select the "Replacement in Field Service Model" on page one of the Service Agreement, then this fully signed Attachment C is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations. Under this Replacement in Field Service Model, (1) a customer brings the in-warranty Product to Best Buy or a Best Buy technician visits the customer's home, (2) Best Buy determines that the Product is defective, (3) Best Buy promptly gives the customer a merchandise voucher in an amount equivalent to the price paid by the customer for the Product ("Voucher"), and (4) Best Buy disposes of the customer's defective Product. Vendor reimburses Best Buy for the cost of the Voucher.

All other terms of the Service Agreement, not specifically amended or modified by this Attachment C, are to remain in full force and effect. All capitalized terms not otherwise defined in this Attachment C will have the meaning ascribed in the Service Agreement.

1.       PRODUCTS.

Vendor appoints Best Buy as an Authorized Servicer to act in accordance with this Replacement in Field Service Model for the following Products ("Services"):

                  --------------------------------------------------
                  PRODUCT DESCRIPTION
                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

2.       SCOPE OF SERVICES; COMPENSATION.

a. Non-Warranty Services. Best Buy may service those Products not under warranty ("Non-Warranty Services") for customers. Best Buy will establish the charges for the Non-Warranty Services, and Vendor is not obligated or responsible for any payment to Best Buy for such Non-Warranty Services.

b. Warranty Services. Best Buy may perform Services on Products under warranty ("Warranty Services") without charge to customers provided that the Warranty Services are within the terms and guidelines of Vendor's Warranty. Vendor and Best Buy agree to the rates set forth below:

                ------------------------------- ---------------------------
                SERVICE                         WARRANTY RATE
                ------------------------------- ---------------------------
                Merchandise Voucher             (cost of Product)
                ------------------------------- ---------------------------
                                                $
                ------------------------------- ---------------------------
                                                $
                ------------------------------- ---------------------------

3.       REIMBURSEMENT.

a. Effective Warranty. Best Buy may perform Warranty Services on a Product after first obtaining acceptable proofs of purchase and then ascertaining that the Product is under warranty. Acceptable proofs of purchase include receipts issued to the customer at the time of sale from Best Buy (such as invoices or credit card receipts) or data retrieved from Best Buy's electronic records. Acceptable proofs of purchase must contain the date of purchase of the goods and a description of the goods. Notwithstanding any term to the contrary, those Products under warranty that are owned by Best Buy ("Store Stock Units") are entitled to Warranty Services. For so long as the Products are under the Vendor warranty, Vendor will reimburse Best Buy for the Warranty Services.

b. Vendor's Payment Obligations. In accordance with Sections 2(b) of this Attachment C, Vendor will promptly reimburse Best Buy for the cost of the Voucher provided to the customer. Such reimbursement may be in the form of a credit or as otherwise mutually agreed upon.

4.       TIMEFRAME FOR COMPLETION OF SERVICES.

Best Buy will use commercially reasonable efforts to promptly provide the customer with a Voucher.

5.       DISPOSAL OF DEFECTIVE/DEFECTIVE PRODUCT.

Best Buy must dispose of the customer's damaged/defective Product by either (a) destroying the Product or (b) selling the Product to a third party who is aware of the defects/damage to the Product. Best Buy is not obligated to retain or store damaged/defective Product.

6.       NON-WARRANTY SERVICE - REPLACEMENT PARTS.

a. Generally. In performing Non-Warranty Services, Best Buy may acquire replacement parts for the Products ("Parts") from Vendor or from third party parts providers, subject to Section 4(B)(4) of the Service Agreement. Notwithstanding Section 13(b) of the Service Agreement, Vendor may sell Parts to third party parts distributors, and Best Buy may acquire Parts from such distributors.

b. Quality; Inventory. Subject to Section 4(A)(9) of the Service Agreement, Vendor will ship Parts for the Products that (1) are the equivalent in specifications and quality to the original parts supplied with the Products, or
(2) meet such other specifications agreed upon by the parties. Vendor will maintain an inventory of general replacement Parts and special parts as may from time to time be required by Best Buy for the longer of five years or the period prescribed by applicable law. Best Buy is not obligated to retain or store replaced Parts.

Best Buy Product Service Agreement Master'6                              Page 12

c. Shipping; Universal Parts. Vendor will ship the Parts to Best Buy such that they are received by Best Buy within seventy-two hours of the time that Best Buy submits the order to Vendor. Vendor will ship all Parts via next day air parcel, next day air freight, or the best method for receipt at the Service Location within seventy two hours of Best Buy's order. Title and risk of loss passes to Best Buy upon receipt at the Service Location. If the Part is not received by Best Buy within seventy-two hours, Best Buy may acquire and use standardized parts which lack Vendor-specific insignia or grades ("Universal Parts") to perform the Services. Further, if Best Buy has not received the Part from Vendor within fourteen days of the date the Part was ordered by Best Buy and if Best Buy has not acquired and used Universal Parts within such fourteen days, then Best Buy may return the affected Product for a full credit or refund and may give the customer a new replacement Product (at Vendor's expense).

d. Pricing. Vendor guarantees that it will sell Parts to Best Buy at the lowest prices in effect for any similarly situated Vendor customer or the lowest prices available, whichever is lower. Subject to the preceding sentence, Vendor may reduce or increase prices to Best Buy at any time, upon at least thirty days prior written notice. Best Buy may audit Vendor's pricing to verify its receipt of the lowest pricing. If the audit reveals that Best Buy is not receiving the lowest pricing, then, in addition to Best Buy's other legal and equitable rights and remedies, Vendor will reimburse Best Buy for the reasonable costs of the audit. Best Buy does not guarantee any minimum number of Parts orders nor does it guarantee any amount of revenue to Vendor under this Service Agreement.

e. Taxes. Unless otherwise stated, prices for Parts do not include sales, use, excise, or similar taxes. Consequently, Best Buy will pay the amount of any valid sales, use, excise, or other similar tax, attributable to Best Buy's purchase of Parts; or in lieu thereof, Best Buy will provide a tax exemption certificate acceptable to the taxing authorities.

f. Payment for Replacement Parts. If Best Buy acquires Parts for Non-Warranty Services from Vendor, then Best Buy must pay all costs associated with the Parts, including cost for the Parts and shipping/handling costs, subject to subsection (g) below. If Best Buy disputes an invoice in good faith and in a timely manner, Best Buy is entitled to receive the discount even if the good faith dispute is resolved beyond the discount date. If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

g. Defective Parts. For purposes of this Service Agreement, the term "defective" when referring to Parts means a Part that is visually or operationally defective. Best Buy may return to Vendor all defective Parts for full credit or refund, to be applied or paid to Best Buy within thirty (30) days of Vendor's receipt of the defective Parts. Further, Vendor will promptly pay all shipping/handling costs associated with the defective Parts. Vendor warrants its Parts for a minimum of 90 days from the date the Non-Warranty Services are complete.

h. Discontinuation of Parts. Vendor will provide Best Buy with written notice of the discontinuation of any Parts not later than seven days following Vendor's knowledge of such discontinuation. Best Buy may return, at its own expense, the discontinued Parts inventory to Vendor for full credit.

i. Return of Parts. Best Buy reserves the right to return, at Vendor's expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price, any Parts for which a claim is made alleging that (1) the use of the Parts infringes any alleged patent, design, tradename, trademark, copyright, right of privacy or publicity, or any other tangible or intangible proprietary right; or (2) the Parts are not manufactured, packaged, and/or labeled in accordance with industry standards and/or all applicable laws; or (3) the use of the Parts has caused injury to person or property. In addition to any other return rights set forth in this Service Agreement, within sixty (60) days of receipt by Best Buy, Best Buy may return for an immediate full refund (or offset against amounts owed Best Buy) of Best Buy's costs, any of the Parts. Vendor will not apply any penalty, re-stocking, or other fees or liabilities to Parts returns.

j. Repurchase of Parts. Upon the final termination or expiration of this Service Agreement, Vendor will submit a bid to repurchase the Parts remaining in Best Buy's possession. If Best Buy accepts such bid, Best Buy will ship the repurchased Parts to Vendor upon receipt of payment or credit or offset. Such payment, credit or offset must be received by Best Buy within sixty days of the date of the final termination or expiration of this Service Agreement. Best Buy will pay freight and shipment will be FOB Best Buy dock. Title and risk of loss will pass to Vendor upon delivery to the carrier at Best Buy's dock.

IN WITNESS WHEREOF, the parties have executed this Attachment C as of the Effective Date of the Service Agreement.

                                            VENDOR
Date: February 21, 2006                     Sign:    __________________________
                                            Print: Steven Lamar
                                            Title:   President
                                            Federal I.D.:     52-2258371

                                            BEST BUY STORES, L.P.

Date: March 6, 2006                         Sign:    __________________________
                                            Print:   Rick Selvey
                                            Title: Vice President

Best Buy Product Service Agreement Master'6                              Page 13

                          OUT TO VENDOR - ATTACHMENT D

If Best Buy and Vendor select the "Out to Vendor Service Model" on page one of the Service Agreement, then this fully signed Attachment D is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations.

All other terms of the Service Agreement, not specifically amended or modified by this Attachment D, are to remain in full force and effect. All capitalized terms not otherwise defined in this Attachment D will have the meaning ascribed in the Service Agreement.

1.       PRODUCTS.

Vendor appoints Best Buy as an Authorized Servicer to (a) identify the existence of a defect in or damage to the customer's Product and (b) complete the appropriate paperwork to initiate Product repair by Vendor ("Services"). The "Products" covered by this Attachment D are as follows:

                     --------------------------------------------------
                     PRODUCT DESCRIPTION
                     --------------------------------------------------
                                        Q-Line Gold
                     --------------------------------------------------

                     --------------------------------------------------

2.       SCOPE OF SERVICES; COMPENSATION.

a. Non-Warranty Services. Best Buy may service and repair Products not under warranty ("Non-Warranty Services") for customers. Best Buy will establish the charges for the Non-Warranty Services, and Vendor is not obligated or responsible for any payment to Best Buy for such Non-Warranty Services.

b. Warranty Services. Best Buy may perform Services (defined above) on Products under warranty ("Warranty Services") without charge to customers provided that:
(1) the Warranty Services are within the terms and guidelines of Vendor's Warranty, and (2) Vendor promptly fulfills its obligations under this Service Agreement. Vendor's service level obligations are set forth in Section 3 of this Attachment D.

Best Buy and Vendor agree to the below selected Out to Vendor Service Model(s) alternative and to the terms of the relevant provisions of this Attachment D.

         [ ] Under this Out to Vendor Service Model alternative, (1) Best Buy identifies the existence of a defect in or damage to the customer's Product ("Defective Product"), obtains a tracking number from Vendor, and ships the Defective Product to Vendor, and (2) Vendor ships a refurbished Product ("Refurbished Product") to the Service Location such that the Service Location receives it within four days of Vendor's receipt of Best Buy's request for a tracking number. The Refurbished Product must be at least the equivalent in value to the Defective Product. As compensation for labor and shipping/handling associated with Best Buy's performance of Warranty Services under this alternative, Vendor will pay to Best Buy the following amounts:

---------------------------------------- ---------------------------- -------
SERVICE                                  PRODUCT DESCRIPTION(S)       RATE
---------------------------------------- ---------------------------- -------
Shipping/Handling                                                     $actual
---------------------------------------- ---------------------------- -------
Labor (including No Apparent Defect)                                  $25.00
---------------------------------------- ---------------------------- -------

         [ ] Under this Out to Vendor Service Model alternative, (1) Best Buy identifies the existence of a defect in or damage to the customer's Product ("Defective Product"), obtains a tracking number from Vendor, and ships the Defective Product to Vendor, and (2) Vendor repairs the customer's actual Defective Product and ships it to the Service Center such that the Service Center receives the repaired Product ("Repaired Product") within five days of Vendor's receipt of the Defective Product. THIS ALTERNATIVE IS THE ONLY OUT TO VENDOR SERVICE MODEL ALTERNATIVE AVAILABLE WHEN THE DEFECTIVE PRODUCT CONTAINS MEMORY. As compensation for labor and shipping/handling associated with Best Buy's performance of Warranty Services under this alternative, Vendor will pay to Best Buy the following amounts:

---------------------------------------- ------------------------------ -----
SERVICE                                  PRODUCT DESCRIPTION(S)         RATE
---------------------------------------- ------------------------------ -----
Shipping/Handling                                                       $
---------------------------------------- ------------------------------ -----
Labor (including No Apparent Defect)                                    $
---------------------------------------- ------------------------------ -----

By INITIALING the boxes below, Best Buy and Vendor agree to the Out to Vendor Service Model alternative(s) and associated compensation method(s) selected above.

                                               ---------------- -----------
                                               Best Buy         Vendor
                                               ---------------- -----------

                                               ---------------- -----------

3.       VENDOR'S SERVICE LEVELS.

When repairing customer's Products or refurbishing Defective Products, Vendor will employ a standard of care, skill, and diligence consistent with the highest professional standards practiced in the industry. Under the first Out to Vendor Service Model alternative, Vendor must ship Refurbished Products to the appropriate Best Buy Service Location such that the Best Buy Service Location receives it within four days of Vendor's receipt of Best Buy's request. Also, under the first Out to Vendor Service Model alternative and in accordance with all applicable laws and regulations, Vendor must inform the customer (and the Best Buy Service Location) that the Refurbished Products are, in fact, refurbished. Under the second Out to Vendor Service Model alternative, Vendor must repair the customer's actual Defective Product and ship it to the Service Location such that the Service Location receives the Repaired Product within five days of Vendor's receipt of the Defective Product.

Best Buy Product Service Agreement Master'6                              Page 14

4.       SUBMISSION AND PAYMENT OF WARRANTY CLAIMS.

a. Effective Warranty. Best Buy may perform Warranty Services on a Product after first obtaining acceptable proofs of purchase and then ascertaining that the Product is under warranty. Acceptable proofs of purchase include receipts issued to the customer at the time of sale from Best Buy (such as invoices or credit card receipts) or data retrieved from Best Buy's electronic records. Acceptable proofs of purchase must contain the date of purchase of the goods and a description of the goods. Notwithstanding any term to the contrary, those Products under warranty that are owned by Best Buy ("Store Stock Units") are entitled to Warranty Services. For so long as the Products are under the Vendor warranty, Vendor will pay Best Buy's labor and shipping/handling costs.

b. Vendor's Payment Obligations. In accordance with Sections 2(b) and 4(d) of this Attachment D, Vendor will pay a labor fee to Best Buy for performing the Warranty Services, including instances in which Best Buy (using reasonable efforts) detects no apparent Product damage/defect ("Labor Fees"). The Labor Fees may be revised periodically by mutual written agreement of the parties. Vendor will compensate Best Buy for Labor Fees, all associated shipping/handling costs and expenses, and other fees agreed upon by the parties (cumulatively referred to as "Warranty Services Fees").

c. Submission and Conformation of Warranty Claims. Upon a request for Warranty Services, Best Buy will request a tracking number from Vendor, who will promptly issue said tracking number to Best Buy. Best Buy will submit warranty claims (including Warranty Service Fees) to Vendor within 30 days after receiving the Repaired Product or Refurbished Product from Vendor.

d. Satisfaction of Warranty Claims. Within thirty days of Vendor's receipt of a completed electronic form, Vendor will pay Warranty Services Fees (by check or via electronic funds transfer) to Best Buy. Vendor will send all reimbursements and payments due Best Buy to the address designated by Best Buy. If the payments due Best Buy are not properly made, Best Buy may offset such amounts against amounts owed to Vendor by Best Buy, whether under this Service Agreement or otherwise.

e. Rejection of Claims. Notwithstanding any provisions of any other agreements (whether presently existing or otherwise) to the contrary, the following procedure will apply regarding Vendor's rejection of warranty claims. If Vendor rejects a warranty claim submitted or re-submitted by Best Buy, Vendor will give Best Buy a written notice of rejection of the claim within 30 days of Vendor's receipt of the claim from Best Buy. The notice of rejection must set forth, specifically and completely, the basis for rejection and the necessary action to be taken by Best Buy in order to make the claim valid and conforming. If Best Buy does not receive such a notice of rejection within such 30 days, the claim will be conclusively deemed valid and conforming, and Best Buy is entitled to full payment for the claim as prescribed above. Best Buy will then have 60 days from its receipt of the notice of rejection to cure the non-conforming claim and re-submit the claim to Vendor. Following Best Buy's re-submission and cure of the non-conformances set forth within the initial notice of rejection, Vendor will promptly pay the warranty claim and service the customer as set forth within this Service Agreement and Attachment D.

f. Store Stock Units. Notwithstanding any term to the contrary, Store Stock Units are entitled to Warranty Services. However, if a Store Stock Unit requires Warranty Services, Best Buy will forward a warranty claim to Vendor and will ship the damaged Store Stock Unit to Vendor. Within five days of its receipt of the damaged Store Stock Unit, Vendor will issue to Best Buy a credit in the amount of the purchase price of the Product. Additionally, Vendor will compensate Best Buy for Warranty Services Fees.

5.       RISK OF LOSS.

Vendor bears the risk of loss associated with the shipment of Defective Product, Refurbished Product, and/or Repaired Product.

6.       ADDITIONAL VENDOR OBLIGATIONS.

a. Return Upon Request. Under no circumstances may Vendor retain customers' Products or Best Buy's Confidential Information (including but not limited to customer information and status of repairs) or any Best Buy Products, following Best Buy's request for return of said Confidential Information and/or Products. This paragraph will survive the termination or expiration of this Service Agreement.

b. Delete/Remove Information. Under the first Out to Vendor Service Model alternative (that is, when the customer is to receive a Refurbished Product instead of a Repaired Product), Vendor will delete or remove from the Defective Product prior to its transfer, disposal, or refurbishing: (i) all Best Buy customer information including, but not limited to, sales receipts, addresses, phone numbers, and credit card numbers; and (ii) all files and other information contained within the central processing unit of any Defective Products that are computers, except for the standard software programs or chips originally installed. Vendor agrees to indemnify and hold Best Buy harmless from and against any third party claims, demands, actions or causes of action arising out of or in connection with Vendor's subsequent disposal, transfer, or refurbishing of the Defective Product. This paragraph will survive the termination or expiration of this Service Agreement.

7.       NON-WARRANTY SERVICE - REPLACEMENT PARTS.

a. Generally. In performing Non-Warranty Services, Best Buy may acquire replacement parts for the Products ("Parts") from Vendor or from third party parts providers, subject to Section 4(B)(4) of the Service Agreement. Notwithstanding Section 13(b) of the Service Agreement, Vendor may sell Parts to third party parts distributors, and Best Buy may acquire Parts from such distributors.

b. Quality; Inventory. Subject to Section 4(A)(9) of the Service Agreement, Vendor will ship Parts for the Products that (1) are the equivalent in specifications and quality to the original parts supplied with the Products, or
(2) meet such other specifications agreed upon by the parties. Vendor will maintain an inventory of general replacement Parts and special parts as may from time to time be required by Best Buy for the longer of five years or the period prescribed by applicable law. Best Buy is not obligated to retain or store replaced Parts.

c. Shipping; Universal Parts. Vendor will ship the Parts to Best Buy such that they are received by Best Buy within seventy-two hours of the time that Best Buy submits the order to Vendor. Vendor will ship all Parts via next day air parcel, next day air freight, or the best method for receipt at the Service Location within seventy two hours of Best Buy's order. Title and risk of loss passes to Best Buy upon receipt at the Service Location. If the Part is not received by Best Buy within seventy-two hours, Best Buy may acquire and use standardized parts which lack Vendor-specific insignia or grades ("Universal Parts") to perform the Services. Further, if Best Buy has not received the Part from Vendor within fourteen days of the date the Part was ordered by Best Buy and if Best Buy has not acquired and used Universal Parts within such fourteen days, then Best Buy may return the affected Product for a full credit or refund and may give the customer a new replacement Product (at Vendor's expense).

Best Buy Product Service Agreement Master'6                              Page 15

d. Pricing. Vendor guarantees that it will sell Parts to Best Buy at the lowest prices in effect for any similarly situated Vendor customer or the lowest prices available, whichever is lower. Subject to the preceding sentence, Vendor may reduce or increase prices to Best Buy at any time, upon at least thirty days prior written notice. Best Buy may audit Vendor's pricing to verify its receipt of the lowest pricing. If the audit reveals that Best Buy is not receiving the lowest pricing, then, in addition to Best Buy's other legal and equitable rights and remedies, Vendor will reimburse Best Buy for the reasonable costs of the audit. Best Buy does not guarantee any minimum number of Parts orders nor does it guarantee any amount of revenue to Vendor under this Service Agreement.

e. Taxes. Unless otherwise stated, prices for Parts do not include sales, use, excise, or similar taxes. Consequently, Best Buy will pay the amount of any valid sales, use, excise, or other similar tax, attributable to Best Buy's purchase of Parts; or in lieu thereof, Best Buy will provide a tax exemption certificate acceptable to the taxing authorities.

f. Payment for Replacement Parts. If Best Buy acquires Parts for Non-Warranty Services from Vendor, then Best Buy must pay all costs associated with the Parts, including cost for the Parts and shipping/handling costs, subject to subsection (g) below. If Best Buy timely disputes an invoice in good faith, Best Buy is entitled to receive the discount even if the good faith dispute is resolved beyond the discount date. If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

g. Defective Parts. For purposes of this Service Agreement, the term "defective" when referring to Parts means a Part that is visually or operationally defective. Best Buy may return to Vendor all defective Parts for full credit or refund, to be applied or paid to Best Buy within thirty (30) days of Vendor's receipt of the defective Parts. Further, Vendor will promptly pay all shipping/handling costs associated with the defective Parts. Vendor warrants its Parts for a minimum of 90 days from the date the Non-Warranty Services are complete.

h. Discontinuation of Parts. Vendor will provide Best Buy with written notice of the discontinuation of any Parts not later than seven days following Vendor's knowledge of such discontinuation. Best Buy may return, at its own expense, the discontinued Parts inventory to Vendor for full credit.

i. Return of Parts. Best Buy reserves the right to return, at Vendor's expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price, any Parts for which a claim is made alleging that (1) the use of the Parts infringes any alleged patent, design, tradename, trademark, copyright, right of privacy or publicity, or any other tangible or intangible proprietary right; or (2) the Parts are not manufactured, packaged, and/or labeled in accordance with industry standards and/or all applicable laws; or (3) the use of the Parts has caused injury to person or property. In addition to any other return rights set forth in this Service Agreement, within sixty (60) days of receipt by Best Buy, Best Buy may return for an immediate full refund (or offset against amounts owed Best Buy) of Best Buy's costs, any of the Parts. Vendor will not apply any penalty, re-stocking, or other fees or liabilities to Parts returns.

j. Repurchase of Parts. Upon the final termination or expiration of this Service Agreement, Vendor will submit a bid to repurchase the Parts remaining in Best Buy's possession. If Best Buy accepts such bid, Best Buy will ship the repurchased Parts to Vendor upon receipt of payment or credit or offset. Such payment, credit or offset must be received by Best Buy within sixty days of the date of the final termination or expiration of this Service Agreement. Best Buy will pay freight and shipment will be FOB Best Buy dock. Title and risk of loss will pass to Vendor upon delivery to the carrier at Best Buy's dock.

IN WITNESS WHEREOF, the parties have executed this Attachment D as of the Effective Date of the Service Agreement.

                                            VENDOR
Date: February 21, 2006                     Sign:    _____________________
                                            Print: Steven Lamar
                                            Title:   President
                                            Federal I.D.:     52-2258371

                                            BEST BUY STORES, L.P.

Date: _____ ____, 200__                     Sign:    _____________________

                                            Print:   Rick Selvey
                                            Title: Vice President



Best Buy Product Service Agreement Master'6                              Page 16

                         RETAIL EXCHANGE - ATTACHMENT E

If Best Buy and Vendor select the "Retail Exchange Service Model" on page one of the Service Agreement, then this fully signed Attachment E is attached to and incorporated in this Service Agreement to specifically set forth each party's respective rights and obligations. Under this Retail Exchange Service Model, (1) a customer brings the in-warranty Product to Best Buy, (2) Best Buy determines that the customer's Product is defective/damaged ("Defective Product"), (3) Best Buy promptly gives the customer an in-store credit ("In-Store Credit"), and (4) Best Buy sends the Defective Product to Vendor. Best Buy submits a warranty claim to Vendor for the In-Store Credit, associated labor fees, and shipping/handling costs.

All other terms of the Service Agreement, not specifically amended or modified by this Attachment E, are to remain in full force and effect. All capitalized terms not otherwise defined in this Attachment E will have the meaning ascribed in the Service Agreement.

1.       PRODUCTS.

Vendor appoints Best Buy as an Authorized Servicer to act in accordance with this Retail Exchange Service Model for the following Products ("Services"):

                  --------------------------------------------------
                  PRODUCT DESCRIPTION
                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

2.       SCOPE OF SERVICES; COMPENSATION.

a. Non-Warranty Services. Best Buy may repair Products not under warranty ("Non-Warranty Services") for customers. Best Buy will establish the charges for the Non-Warranty Services, and Vendor is not obligated or responsible for any payment to Best Buy for such Non-Warranty Services. Best Buy is not obligated to return the Defective Product to Vendor when Best Buy performs Non-Warranty Services.

b. Warranty Services. Best Buy may perform Services (defined above) on Products under warranty ("Warranty Services") without charge to customers provided that the Warranty Services are within the terms and guidelines of Vendor's Warranty. Vendor and Best Buy agree to the rates set forth below:

----------------------------------------------------- -------------------------------------------
SERVICE                                               WARRANTY RATE
----------------------------------------------------- -------------------------------------------
Labor, including No Apparent Defect                   $
----------------------------------------------------- -------------------------------------------
In-Store Credits                                      (cost of Product plus shipping/handling)
----------------------------------------------------- -------------------------------------------
Shipping                                              $
----------------------------------------------------- -------------------------------------------
Return of Defective Product ("Return Fees")           $
----------------------------------------------------- -------------------------------------------

3.       SUBMISSION AND PAYMENT OF WARRANTY CLAIMS.

a. Effective Warranty. Best Buy may perform Warranty Services on a Product after first obtaining acceptable proofs of purchase and then ascertaining that the Product is under warranty. Acceptable proofs of purchase include receipts issued to the customer at the time of sale from Best Buy (such as invoices or credit card receipts) or data retrieved from Best Buy's electronic records. Acceptable proofs of purchase must contain the date of purchase of the goods and a description of the goods. Notwithstanding any term to the contrary, those Products under warranty that are owned by Best Buy ("Store Stock Units") are entitled to Warranty Services. For so long as the Products are under the Vendor warranty, Best Buy's labor and costs, including In-Store Credits, will be paid by Vendor.

b. Vendor's Payment Obligations. In accordance with Sections 2(b) and 3(d) of this Attachment E, Vendor will pay a labor fee to Best Buy for performing the Warranty Services, including instances in which Best Buy (using reasonable efforts) detects no apparent Product defect ("Labor Fees"). The Labor Fees may be revised periodically by mutual written agreement of the parties. Vendor will compensate Best Buy for Labor Fees, In-Store Credits, all associated shipping/handling costs and expenses, and other fees agreed upon by the parties (cumulatively referred to as "Warranty Services Fees"), and, per Section 5 below, Vendor will pay Best Buy for Best Buy's return of Defective Product ("Return Fees").

c. Submission and Conformation of Warranty Claims. Best Buy will submit all warranty claims (including Warranty Services Fees) to Vendor within thirty days of the completion of Warranty Services. Best Buy will submit each warranty claim using a properly completed NARDA form (or its electronic equivalent). Vendor will confirm its receipt of the warranty claim via fax or email within twenty-four hours (excluding weekends and national holidays) of Vendor's receipt of the claim. Vendor's confirmation must include the requisite return authorization numbers for Best Buy's return of the Defective Product.

d. Satisfaction of Warranty Claims. Within thirty days of Vendor's receipt of a completed NARDA form, Vendor will (1) pay Warranty Services Fees (by check or via electronic funds transfer) to Best Buy and (2) pay Return Fees to Best Buy for its timely return of Defective Products to Vendor. Vendor will send all reimbursements and payments due Best Buy to the address designated by Best Buy. If the payments due Best Buy are not properly made, Best Buy may offset such amounts against amounts owed to Vendor by Best Buy, whether under this Service Agreement or otherwise.

e. Rejection of Claims. Notwithstanding any provisions of any other agreements (whether presently existing or otherwise) to the contrary, the following procedure will apply regarding Vendor's rejection of warranty claims. If Vendor


Best Buy Product Service Agreement Master'6                              Page 17
rejects a warranty claim submitted or re-submitted by Best Buy, Vendor will give Best Buy a written notice of rejection of the claim within thirty days of Vendor's receipt of the claim from Best Buy. The notice of rejection must set forth, specifically and completely, the basis for rejection and the necessary action to be taken by Best Buy in order to make the claim valid and conforming. If Best Buy does not receive such a notice of rejection within such thirty days, the claim will be conclusively deemed valid and conforming, and Best Buy is entitled to full payment for the claim as prescribed above. Best Buy will then have sixty days from its receipt of the notice of rejection to cure the non-conforming claim and re-submit the claim to Vendor. Following Best Buy's re-submission and cure of the non-conformances set forth within the initial notice of rejection, Vendor will promptly pay the warranty claim.

4.       TIMEFRAME FOR COMPLETION OF SERVICES.

Best Buy will use commercially reasonable efforts to provide the customer with a In-Store Credit within twenty days of the date the customer requests Warranty Services.

5.       THE DEFECTIVE PRODUCT.

Best Buy will ship the Defective Product to Vendor within twenty-five days of the date the customer requests service, as long as Best Buy has received a return authorization number from Vendor. If Vendor does not timely provide a return authorization number to Best Buy for the return of the Defective Product to Vendor, then Best Buy is not obligated to retain or store the Defective Product beyond twenty-five days of the date the customer requests service from Best Buy. If Best Buy fails to timely ship the Defective Product to Vendor, then Vendor is not obligated to pay the relevant Return Fee to Best Buy (see Section 2(b)).

6.       NON-WARRANTY SERVICE - REPLACEMENT PARTS.

a. Generally. In performing Non-Warranty Services, Best Buy may acquire replacement parts for the Products ("Parts") from Vendor or from third party parts providers, subject to Section 4(B)(4) of the Service Agreement. Notwithstanding Section 13(b) of the Service Agreement, Vendor may sell Parts to third party parts distributors, and Best Buy may acquire Parts from such distributors.

b. Quality; Inventory. Subject to Section 4(A)(9) of the Service Agreement, Vendor will ship Parts for the Products that (1) are the equivalent in specifications and quality to the original parts supplied with the Products, or
(2) meet such other specifications agreed upon by the parties. Vendor will maintain an inventory of general replacement Parts and special parts as may from time to time be required by Best Buy for the longer of five years or the period prescribed by applicable law. Best Buy is not obligated to retain or store replaced Parts.

c. Shipping; Universal Parts. Vendor will ship the Parts to Best Buy such that they are received by Best Buy within seventy-two hours of the time that Best Buy submits the order to Vendor. Vendor will ship all Parts via next day air parcel, next day air freight, or the best method for receipt at the Service Location within seventy two hours of Best Buy's order. Title and risk of loss passes to Best Buy upon receipt at the Service Location. If the Part is not received by Best Buy within seventy-two hours, Best Buy may acquire and use standardized parts which lack Vendor-specific insignia or grades ("Universal Parts") to perform the Services. Further, if Best Buy has not received the Part from Vendor within fourteen days of the date the Part was ordered by Best Buy and if Best Buy has not acquired and used Universal Parts within such fourteen days, then Best Buy may return the affected Product for a full credit or refund and may give the customer a new replacement Product (at Vendor's expense).

d. Pricing. Vendor guarantees that it will sell Parts to Best Buy at the lowest prices in effect for any similarly situated Vendor customer or the lowest prices available, whichever is lower. Subject to the preceding sentence, Vendor may reduce or increase prices to Best Buy at any time, upon at least thirty days prior written notice. Best Buy may audit Vendor's pricing to verify its receipt of the lowest pricing. If the audit reveals that Best Buy is not receiving the lowest pricing, then, in addition to Best Buy's other legal and equitable rights and remedies, Vendor will reimburse Best Buy for the reasonable costs of the audit. Best Buy does not guarantee any minimum number of Parts orders nor does it guarantee any amount of revenue to Vendor under this Service Agreement.

e. Taxes. Unless otherwise stated, prices for Parts do not include sales, use, excise, or similar taxes. Consequently, Best Buy will pay the amount of any valid sales, use, excise, or other similar tax, attributable to Best Buy's purchase of Parts; or in lieu thereof, Best Buy will provide a tax exemption certificate acceptable to the taxing authorities.

f. Payment for Replacement Parts. If Best Buy acquires Parts for Non-Warranty Services from Vendor, then Best Buy must pay all costs associated with the Parts, including cost for the Parts and shipping/handling costs, subject to subsection (g) below. If Best Buy disputes an invoice in good faith and in a timely manner, Best Buy is entitled to receive the discount even if the good faith dispute is resolved beyond the discount date. If payment terms that are less advantageous to Best Buy are contained in invoices or other documents, the payment terms in this Service Agreement control.

g. Defective Parts. For purposes of this Service Agreement, the term "defective" when referring to Parts means a Part that is visually or operationally defective. Best Buy may return to Vendor all defective Parts for full credit or refund, to be applied or paid to Best Buy within thirty (30) days of Vendor's receipt of the defective Parts. Further, Vendor will promptly pay all shipping/handling costs associated with the defective Parts. Vendor warrants its Parts for a minimum of 90 days from the date the Non-Warranty Services are complete.

h. Discontinuation of Parts. Vendor will provide Best Buy with written notice of the discontinuation of any Parts not later than seven days following Vendor's knowledge of such discontinuation. Best Buy may return, at its own expense, the discontinued Parts inventory to Vendor for full credit.

i. Return of Parts. Best Buy reserves the right to return, at Vendor's expense and for full credit (if there are sufficient funds to offset) or refund of the purchase price, any Parts for which a claim is made alleging that (1) the use of the Parts infringes any alleged patent, design, tradename, trademark, copyright, right of privacy or publicity, or any other tangible or intangible proprietary right; or (2) the Parts are not manufactured, packaged, and/or labeled in accordance with industry standards and/or all applicable laws; or (3) the use of the Parts has caused injury to person or property. In addition to any other return rights set forth in this Service Agreement, within sixty (60) days of receipt by Best Buy, Best Buy may return for an immediate full refund (or offset against amounts owed Best Buy) of Best Buy's costs, any of the Parts. Vendor will not apply any penalty, re-stocking, or other fees or liabilities to Parts returns.


Best Buy Product Service Agreement Master'6                              Page 18

j. Repurchase of Parts. Upon the final termination or expiration of this Service Agreement, Vendor will submit a bid to repurchase the Parts remaining in Best Buy's possession. If Best Buy accepts such bid, Best Buy will ship the repurchased Parts to Vendor upon receipt of payment or credit or offset. Such payment, credit or offset must be received by Best Buy within sixty days of the date of the final termination or expiration of this Service Agreement. Best Buy will pay freight and shipment will be FOB Best Buy dock. Title and risk of loss will pass to Vendor upon delivery to the carrier at Best Buy's dock.


IN WITNESS WHEREOF, the parties have executed this Attachment E as of the Effective Date of the Service Agreement.

                                            VENDOR
Date: February 21, 2006                     Sign:    _________________________
                                            Print: Steven Lamar
                                            Title:   President
                                            Federal I.D.:     52-2258371

                                            BEST BUY STORES, L.P.

Date: March 6, 2006                         Sign:    _________________________
                                            Print:   Rick Selvey
                                            Title: Vice President




Best Buy Product Service Agreement Master'6                              Page 19